Exhibit 99.1

For Immediate Release:	January 18, 2017

Simmons Reports Fourth Quarter Net Income of $27 Million

Pine Bluff, AR – Simmons First National Corp. (NASDAQ-GS: SFNC) today announced net income available to common shareholders of $27.0 million for the fourth quarter of 2016, an increase of $3.2 million, or 13.4 percent, compared with the same quarter last year. Diluted earnings per share were $0.85, an increase of $0.07, or 9.0 percent.

Included in fourth quarter 2016 results were $1.8 million in net after-tax merger-related and branch right-sizing costs. Excluding the impact of these items, core earnings were $28.8 million for the fourth quarter of 2016 and diluted core earnings per share were $0.91.

Year-to-date net income was $96.8 million, an increase of $22.7 million, or 30.6 percent, compared with the same period of 2015. Year-to-date diluted earnings per share were $3.13, an increase of $0.50, or 19.0 percent. Year-to-date core earnings were $101.4 million, or $3.28 diluted core earnings per share.

“We are very pleased with our results during the fourth quarter. Our associates are beginning to leverage our size and integrate more of our services in markets previously unserved,” said George A. Makris Jr., chairman and CEO. “We are excited about our future related to our previously announced mergers. Simmons Bank will enter new and very attractive markets as a result of the Bank SNB merger and will be able to expand in our current markets with the First South Bank merger. We look forward to significant growth from these mergers.”

Loans

Total loans, including those acquired, were $5.6 billion at Dec. 31, 2016, an increase of $714 million, or 14.5 percent, compared with the same period in 2016. Legacy loans (all loans excluding acquired loans) grew $1.1 billion, or 33.3 percent. On a linked quarter basis, total loan growth was $232 million, including a reduction in agricultural production loans of $53 million.

Deposits

At Dec. 31, 2016, total deposits were $6.7 billion, an increase of $649 million, or 10.7 percent, compared with the same period in 2015. Total non-time deposits were $5.4 billion, an increase of $682 million, or 14.3 percent, and comprised 81 percent of total deposits.

Net Interest Income

The company’s net interest income for the fourth quarter of 2016 was $74.3 million, an increase of $577,000, or 0.8 percent, from the same period of 2015. The net interest income was impacted by a $4.5 million decline in yield accretion on acquired loans. Included in interest income was the yield accretion recognized on acquired loans of $6.6 million and $11.1 million for the fourth quarter of 2016 and 2015, respectively. Net interest margin was 4.12 percent for the quarter ended Dec. 31, 2016, a 41 basis-point decline from the same quarter of 2015. The company’s core net interest margin, excluding the accretion, was 3.76 percent for the fourth quarter of 2016, an 11 basis-point decline from the same quarter of 2015.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Provision for Loan Losses

Provision for loan losses for the fourth quarter of 2016 was $4.3 million, an increase of $1.1 million compared with the fourth quarter of 2015. The provision increase was necessary in order to maintain an appropriate allowance for loan losses for the company’s growing legacy loan portfolio.

Non-Interest Income

Non-interest income for the fourth quarter was $36.1 million, an increase of $7.5 million compared with the fourth quarter of 2015. The increase in non-interest income was due to additional mortgage lending, trust income, debit and credit card income.

Non-Interest Expense

Non-interest expense for the fourth quarter of 2016 was $66.7 million, a decrease of $1.1 million compared with the fourth quarter of 2015. Included in the quarter were $2.8 million of merger-related expenses. Salaries and benefits decreased by $5.7 million, or 14.5 percent, compared with the same quarter of 2015. This decrease was partially offset by increases in occupancy expenses and other operating expenses related to our recent acquisition and the restructuring of our compliance and risk areas in preparation for growth.

Asset Quality

All acquired loans are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At Dec. 31, 2016, the allowance for loan losses for legacy loans was $36.3 million. The company's allowance for loan losses on legacy loans at Dec. 31, 2016 was 0.84 percent of total loans and 92 percent of non-performing loans. In the legacy portfolio, non-performing loans as a percent of total loans were 0.91 percent.

The allowance for loan losses for acquired loans was $1.0 million and the acquired loan discount credit mark was $35.5 million. The allowances for loan losses and credit marks provide a total of $72.7 million of coverage, which equates to a total coverage ratio of 1.3 percent of gross loans. The ratio of credit mark and related allowance to acquired loans was 2.7 percent.

The 2016 year-to-date net charge-off ratio, excluding credit cards, was 35 basis points, and the year-to-date credit card charge-off ratio was 1.28 percent.

Capital

At Dec. 31, 2016, common stockholders' equity was $1.2 billion, book value per share was $36.80 and tangible book value per share was $23.97. The company's ratio of stockholders' equity to total assets was 13.7 percent and its ratio of tangible common equity to tangible assets was 9.4 percent.

Simmons First National Corporation

Simmons First National Corp. is a financial holding company, headquartered in Pine Bluff, Ark., with total assets of $8.4 billion conducting financial operations throughout Arkansas, Kansas, Missouri and Tennessee. The company through its subsidiaries offers comprehensive financial solutions delivered with a client-centric approach. The company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 11 a.m. CST on Thursday, Jan. 19, 2017. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corp. conference call, conference ID 46453886. In addition, the call will be available live or in recorded version on the company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company’s management uses these non-GAAP financial measures in their analysis of the company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant non-core activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corp.’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

J. BURTON HICKS

SVP and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2016	2016	2016	2016	2015
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$117,007	$112,572	$96,037	$118,468	$97,656
Interest bearing balances due from banks	168,652	324,951	151,570	100,593	154,606
Federal funds sold	-	17,000	3,000	4,000	-
Cash and cash equivalents	285,659	454,523	250,607	223,061	252,262
Interest bearing balances due from banks - time	4,563	4,393	9,781	11,188	14,107
Investment securities - held-to-maturity	462,096	496,594	632,154	674,502	705,373
Investment securities - available-for-sale	1,157,354	1,024,206	821,372	857,673	821,407
Mortgage loans held for sale	27,788	28,069	30,529	24,563	30,265
Assets held in trading accounts	41	2,969	7,321	7,074	4,422
Loans:
Legacy loans	4,327,207	3,943,089	3,725,422	3,472,691	3,246,454
Allowance for loan losses	(36,286)	(34,094)	(33,523)	(32,681)	(31,351)
Loans acquired (net of discount and allowance)	1,305,683	1,458,198	1,288,435	1,457,370	1,672,901
Net loans	5,596,604	5,367,193	4,980,334	4,897,380	4,888,004
Premises and equipment	199,359	192,523	183,362	192,327	193,618
Premises held for sale	6,052	6,732	6,167	2,364	923
Foreclosed assets	26,895	30,396	30,529	41,126	44,820
Interest receivable	27,788	27,390	24,150	23,545	25,793
Bank owned life insurance	138,620	138,298	130,943	130,092	131,536
Goodwill	348,505	348,769	327,686	327,686	327,686
Other intangible assets	52,959	54,268	50,329	51,783	53,237
Other assets	65,773	50,669	48,955	72,589	66,205
Total assets	$8,400,056	$8,226,992	$7,534,219	$7,536,953	$7,559,658

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,491,676	$1,473,420	$1,283,426	$1,274,816	$1,280,234
Interest bearing transaction accounts and savings deposits	3,956,483	3,815,939	3,538,808	3,524,808	3,485,845
Time deposits less than $100,000	686,780	653,105	643,081	674,915	694,262
Time deposits greater than $100,000	600,280	674,917	562,888	605,236	625,755
Total deposits	6,735,219	6,617,381	6,028,203	6,079,775	6,086,096
Federal funds purchased and securities sold
under agreements to repurchase	115,029	124,289	103,038	97,429	99,398
Other borrowings	273,159	215,276	191,827	176,829	162,289
Subordinated debentures	60,397	60,290	60,184	60,077	60,570
Accrued interest and other liabilities	65,141	62,615	60,256	50,859	74,450
Total liabilities	7,248,945	7,079,851	6,443,508	6,464,969	6,482,803

Stockholders' equity:
Preferred stock	-	-	-	-	30,852
Common stock	313	313	304	303	303
Surplus	711,976	710,132	668,306	665,850	662,378
Undivided profits	454,034	434,579	417,863	402,265	385,987
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	(15,212)	2,117	4,238	3,566	(2,665)
Total stockholders' equity	1,151,111	1,147,141	1,090,711	1,071,984	1,076,855
Total liabilities and stockholders' equity	$8,400,056	$8,226,992	$7,534,219	$7,536,953	$7,559,658

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2016	2016	2016	2016	2015
($ in thousands, except per share data)
INTEREST INCOME
Loans	$70,887	$65,078	$63,009	$66,678	$70,511
Federal funds sold	11	19	17	10	10
Investment securities	8,700	7,774	8,499	8,506	8,350
Mortgage loans held for sale	230	299	295	278	237
Assets held in trading accounts	3	4	3	6	6
Interest bearing balances due from banks	234	244	77	144	225
TOTAL INTEREST INCOME	80,065	73,418	71,900	75,622	79,339
INTEREST EXPENSE
Time deposits	2,023	1,767	1,741	1,636	1,858
Other deposits	2,032	1,965	2,035	2,018	2,105
Federal funds purchased and securities
sold under agreements to repurchase	90	59	59	65	60
Other borrowings	1,034	1,048	938	1,128	1,084
Subordinated debentures	558	516	544	543	481
TOTAL INTEREST EXPENSE	5,737	5,355	5,317	5,390	5,588
NET INTEREST INCOME	74,328	68,063	66,583	70,232	73,751
Provision for loan losses	4,332	8,294	4,616	2,823	3,230
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	69,996	59,769	61,967	67,409	70,521
NON-INTEREST INCOME
Trust income	4,282	3,873	3,656	3,631	2,725
Service charges on deposit accounts	8,666	8,771	7,661	7,316	8,104
Other service charges and fees	1,593	1,840	1,571	1,909	1,654
Mortgage lending income	7,013	5,760	5,877	3,792	2,298
Investment banking income	472	1,131	1,181	687	784
Debit and credit card fees	8,027	7,825	7,688	7,200	7,647
Bank owned life insurance income	895	606	826	997	614
Gain on sale of securities, net	1,445	315	3,759	329	305
Other income	3,722	6,755	4,669	3,642	4,518
TOTAL NON-INTEREST INCOME	36,115	36,876	36,888	29,503	28,649
NON-INTEREST EXPENSE
Salaries and employee benefits	33,797	31,784	33,103	34,773	39,523
Occupancy expense, net	4,516	4,690	4,990	4,471	3,418
Furniture and equipment expense	4,387	4,272	4,077	3,947	3,731
Other real estate and foreclosure expense	679	1,849	967	966	1,167
Deposit insurance	89	1,136	1,096	1,148	1,222
Merger-related costs	2,846	1,524	372	93	1,237
Other operating expenses	20,411	17,179	19,532	16,391	17,508
TOTAL NON-INTEREST EXPENSE	66,725	62,434	64,137	61,789	67,806
NET INCOME BEFORE INCOME TAXES	39,386	34,211	34,718	35,123	31,364
Provision for income taxes	12,415	10,782	11,809	11,618	7,505
NET INCOME	26,971	23,429	22,909	23,505	23,859
Preferred stock dividends	-	-	-	24	77
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$26,971	$23,429	$22,909	$23,481	$23,782
BASIC EARNINGS PER SHARE	$0.86	$0.77	$0.75	$0.77	$0.79
DILUTED EARNINGS PER SHARE	$0.85	$0.76	$0.75	$0.77	$0.78

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2016	2016	2016	2016	2015
($ in thousands)
Tier 1 capital
Stockholders' equity	$1,151,111	$1,147,141	$1,090,711	$1,071,984	$1,076,855
Trust preferred securities, net allowable	60,397	60,290	60,184	60,077	60,570
Disallowed intangible assets, net of deferred tax	(354,028)	(354,582)	(334,395)	(335,166)	(331,931)
Unrealized loss (gain) on AFS securities	15,212	(2,117)	(4,238)	(3,566)	2,665
Other	15	-	-	-	-
Total Tier 1 capital	872,707	850,732	812,262	793,329	808,159

Tier 2 capital
Qualifying allowance for loan losses and
reserve for unfunded commitments	40,241	38,050	37,240	36,398	35,068
Total Tier 2 capital	40,241	38,050	37,240	36,398	35,068
Total risk-based capital	$912,948	$888,782	$849,502	$829,727	$843,227

Common equity
Tier 1 capital	$872,707	$850,732	$812,262	$793,329	$808,159
Less: Non-cumulative preferred stock	-	-	-	-	(30,852)
Less: Trust preferred securities	(60,397)	(60,290)	(60,184)	(60,077)	(60,570)
Total common equity	$812,310	$790,442	$752,078	$733,252	$716,737

Risk weighted assets	$6,039,034	$5,724,052	$5,343,355	$5,293,395	$5,044,453

Adjusted average assets for leverage ratio	$7,966,681	$7,355,702	$7,185,633	$7,167,839	$7,218,559

Ratios at end of quarter
Equity to assets	13.70%	13.94%	14.48%	14.22%	14.24%
Tangible common equity to tangible assets (1)	9.37%	9.51%	9.96%	9.68%	9.26%
Common equity Tier 1 ratio (CET1)	13.45%	13.81%	14.08%	13.85%	14.21%
Tier 1 leverage ratio	10.95%	11.57%	11.30%	11.07%	11.20%
Tier 1 risk-based capital ratio	14.45%	14.86%	15.20%	14.99%	16.02%
Total risk-based capital ratio	15.12%	15.53%	15.90%	15.67%	16.72%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2016	2016	2016	2016	2015
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$184,591	$175,032	$171,468	$167,803	$177,288
Other consumer	303,972	275,947	248,018	227,480	208,380
Total consumer	488,563	450,979	419,486	395,283	385,668
Real Estate
Construction	336,759	304,082	330,666	300,042	279,740
Single-family residential	904,245	841,958	785,289	746,754	696,180
Other commercial	1,787,075	1,521,132	1,414,663	1,327,372	1,229,072
Total real estate	3,028,079	2,667,172	2,530,618	2,374,168	2,204,992
Commercial
Commercial	639,525	607,738	577,771	551,695	500,116
Agricultural	150,378	203,529	187,047	143,033	148,563
Total commercial	789,903	811,267	764,818	694,728	648,679
Other	20,662	13,671	10,500	8,512	7,115
Total Loans	$4,327,207	$3,943,089	$3,725,422	$3,472,691	$3,246,454

(1) Excludes all acquired loans.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$76,875	$80,849	$199,505	$223,484	$237,139
Mortgage-backed securities	19,773	21,454	22,612	23,734	24,774
State and political subdivisions	362,532	391,495	407,273	424,586	440,676
Other securities	2,916	2,796	2,765	2,698	2,784
Total held-to-maturity	462,096	496,594	632,155	674,502	705,373
Available-for-Sale
U.S. Treasury	$300	$63,985	$4,305	$4,302	$3,994
U.S. Government agencies	137,771	148,781	58,113	78,308	120,237
Mortgage-backed securities	868,324	699,748	652,425	722,982	647,425
State and political subdivisions	102,943	67,019	64,836	11,260	9,874
FHLB stock	12,235	11,235	8,781	7,838	7,823
Other securities	35,781	33,438	32,911	32,983	32,054
Total available-for-sale	1,157,354	1,024,206	821,371	857,673	821,407
Total investment securities	$1,619,450	$1,520,800	$1,453,526	$1,532,175	$1,526,780
Fair value - HTM investment securities	$465,960	$508,910	$647,293	$686,835	$713,371

Investment Securities - QTD Average
Taxable securities	$1,146,703	$963,150	$1,059,802	$1,067,302	$1,043,268
Tax exempt securities	467,757	466,782	443,492	439,370	463,631
Total investment securities - QTD average	$1,614,460	$1,429,932	$1,503,294	$1,506,672	$1,506,899

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2016	2016	2016	2016	2015
($ in thousands)
LOANS
Legacy loans	$4,327,207	$3,943,089	$3,725,422	$3,472,691	$3,246,454
Allowance for loan losses (legacy loans)	(36,286)	(34,094)	(33,523)	(32,681)	(31,351)
Legacy loans (net of allowance)	4,290,921	3,908,995	3,691,899	3,440,010	3,215,103
Loans acquired	1,342,099	1,502,051	1,327,683	1,503,482	1,729,557
Credit discount	(35,462)	(42,899)	(38,294)	(45,158)	(55,702)
Allowance for loan losses (loans acquired)	(954)	(954)	(954)	(954)	(954)
Loans acquired (net of discount and allowance)	1,305,683	1,458,198	1,288,435	1,457,370	1,672,901
Net loans	$5,596,604	$5,367,193	$4,980,334	$4,897,380	$4,888,004

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.84%	0.86%	0.90%	0.94%	0.97%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP) (1)	2.71%	2.92%	2.96%	3.07%	3.28%

Total allowance and credit coverage (non-GAAP) (1)	1.28%	1.43%	1.44%	1.58%	1.77%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2016	2016	2016	2016	2015
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$34,094	$33,523	$32,681	$31,351	$30,380
Loans charged off
Credit cards	935	699	702	859	757
Other consumer	493	600	489	393	489
Real estate	167	6,297	824	229	845
Commercial	913	284	2,283	476	654
Total loans charged off	2,508	7,880	4,298	1,957	2,745

Recoveries of loans previously charged off
Credit cards	213	199	253	242	223
Other consumer	158	106	149	103	140
Real estate	73	55	111	112	120
Commercial	28	12	318	7	3
Total recoveries	472	372	831	464	486
Net loans charged off	2,036	7,508	3,467	1,493	2,259
Provision for loan losses	4,228	8,079	4,309	2,823	3,230
Balance, end of quarter	$36,286	$34,094	$33,523	$32,681	$31,351

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	39,104	37,392	43,305	34,244	17,714
Loans past due 90 days or more	299	144	227	881	1,191
Total non-performing loans	39,403	37,536	43,532	35,125	18,905
Other non-performing assets
Foreclosed assets held for sale (2)	26,895	30,396	30,529	41,126	44,820
Other non-performing assets	471	621	519	256	211
Total other non-performing assets	27,366	31,017	31,048	41,382	45,031
Total non-performing assets	$66,769	$68,553	$74,580	$76,507	$63,936
Performing TDRs (troubled debt restructurings)	$10,998	$13,604	$10,887	$10,759	$3,031

Ratios (1) (2)
Allowance for loan losses to total loans	0.84%	0.86%	0.90%	0.94%	0.97%
Allowance for loan losses to non-performing loans	92%	91%	77%	93%	166%
Non-performing loans to total loans	0.91%	0.95%	1.17%	1.01%	0.58%
Non-performing assets (including performing TDRs)
to total assets	0.93%	1.00%	1.13%	1.16%	0.89%
Non-performing assets to total assets	0.79%	0.83%	0.99%	1.02%	0.85%
Annualized net charge offs to total loans	0.20%	0.82%	0.39%	0.18%	0.31%
Annualized net credit card charge offs to
total credit card loans	1.66%	1.14%	1.07%	1.46%	1.22%
Annualized net charge offs to total loans
(excluding credit cards)	0.14%	0.81%	0.36%	0.11%	0.25%

 (1) Excludes all acquired loans, except for their inclusion in total assets.

 (2) Includes acquired foreclosed assets held for sale.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Dec 2016			Three Months Ended Sep 2016			Three Months Ended Dec 2015
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks	$243,396	$234	0.38%	$246,818	$244	0.39%	$247,930	$225	0.36%
Federal funds sold	5,381	11	0.81%	6,431	19	1.18%	1,930	10	2.06%
Investment securities - taxable	1,236,864	5,681	1.83%	1,038,437	4,775	1.83%	1,053,874	4,941	1.86%
Investment securities - non-taxable (FTE)	377,596	4,959	5.22%	391,495	4,926	5.01%	453,025	5,570	4.88%
Mortgage loans held for sale	23,307	230	3.93%	31,256	299	3.81%	21,294	237	4.42%
Assets held in trading accounts	1,774	3	0.67%	5,108	4	0.31%	6,150	6	0.39%
Loans, including acquired loans	5,484,918	70,941	5.15%	5,105,474	65,120	5.07%	4,868,283	70,535	5.75%
Total interest earning assets (FTE)	7,373,236	82,059	4.43%	6,825,019	75,387	4.39%	6,652,486	81,524	4.86%
Non-earning assets	935,222			878,818			898,083
Total assets	$8,308,458			$7,703,837			$7,550,569

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$3,895,367	$2,032	0.21%	$3,645,414	$1,965	0.21%	$3,442,857	$2,105	0.24%
Time deposits	1,292,961	2,023	0.62%	1,213,895	1,767	0.58%	1,338,416	1,858	0.55%
Total interest bearing deposits	5,188,328	4,055	0.31%	4,859,309	3,732	0.31%	4,781,273	3,963	0.33%
Federal funds purchased and securities
sold under agreement to repurchase	124,323	90	0.29%	105,576	59	0.22%	108,389	60	0.22%
Other borrowings	203,615	1,034	2.02%	192,453	1,048	2.17%	167,167	1,084	2.57%
Subordinated debentures	60,345	558	3.68%	60,238	516	3.41%	61,697	481	3.09%
Total interest bearing liabilities	5,576,611	5,737	0.41%	5,217,576	5,355	0.41%	5,118,526	5,588	0.43%
Non-interest bearing liabilities:
Non-interest bearing deposits	1,515,853			1,322,818			1,295,713
Other liabilities	59,061			49,191			73,768
Total liabilities	7,151,525			6,589,585			6,488,007
Stockholders' equity	1,156,933			1,114,252			1,062,562
Total liabilities and stockholders' equity	$8,308,458			$7,703,837			$7,550,569
Net interest income (FTE)		$76,322			$70,032			$75,936
Net interest spread (FTE)			4.02%			3.98%			4.43%
Net interest margin (FTE) - quarter-to-date			4.12%			4.08%			4.53%

Net interest margin (FTE) - year-to-date			4.19%			4.21%			4.55%

Core net interest margin (FTE) - quarter-to-date (1)			3.76%			3.79%			3.87%
Core loan yield (FTE) - quarter-to-date (1)			4.67%			4.69%			4.84%

Core net interest margin (FTE) - year-to-date (1)			3.83%			3.86%			3.82%
Core loan yield (FTE) - year-to-date (1)			4.72%			4.75%			5.01%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2016	2016	2016	2016	2015
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$26,971	$23,429	$22,909	$23,481	$23,782
Diluted earnings per share	0.85	0.76	0.75	0.77	0.78
Return on average assets	1.29%	1.21%	1.22%	1.26%	1.25%
Return on average common equity	9.27%	8.36%	8.48%	8.87%	9.15%
Return on tangible common equity	14.71%	13.26%	13.52%	14.30%	14.62%
Net interest margin (FTE)	4.12%	4.08%	4.14%	4.41%	4.53%
FTE adjustment	1,994	1,969	1,675	2,084	2,185
Amortization of intangibles	1,533	1,503	1,451	1,455	1,337
Amortization of intangibles, net of taxes	932	913	882	884	813
Average diluted shares outstanding	31,592,713	30,843,714	30,452,285	30,481,604	30,301,190
Cash dividends declared per common share	0.24	0.24	0.24	0.24	0.23
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$28,751	$24,382	$25,091	$23,185	$25,913
Diluted core earnings per share (1)	0.91	0.79	0.82	0.76	0.86
Core net interest margin (FTE) (2)	3.76%	3.79%	3.86%	3.92%	3.87%
Efficiency ratio (1)	55.47%	53.94%	57.33%	58.73%	59.26%
Core return on average assets (1)	1.38%	1.26%	1.34%	1.24%	1.36%
Core return on average common equity (1)	9.89%	8.71%	9.29%	8.75%	9.96%
Core return on tangible common equity (1)	15.65%	13.78%	14.76%	14.13%	15.89%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$96,790	$69,819	$46,390	$23,481	$74,107
Diluted earnings per share	3.13	2.28	1.52	0.77	2.63
Return on average assets	1.25%	1.23%	1.24%	1.26%	1.03%
Return on average common equity	8.75%	8.57%	8.67%	8.87%	7.90%
Return on tangible common equity	13.92%	13.68%	13.90%	14.30%	12.53%
Net interest margin (FTE)	4.19%	4.21%	4.28%	4.41%	4.55%
FTE adjustment	7,722	5,728	3,759	2,084	8,517
Amortization of intangibles	5,942	4,409	2,906	1,455	4,889
Amortization of intangibles, net of taxes	3,611	2,679	1,766	884	2,972
Average diluted shares outstanding	30,963,546	30,656,882	30,438,939	30,481,604	28,209,661
Cash dividends declared per common share	0.96	0.72	0.48	0.24	0.92
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$101,409	$72,658	$48,276	$23,185	$89,622
Diluted core earnings per share (1)	3.28	2.37	1.59	0.76	3.18
Core net interest margin (FTE) (2)	3.83%	3.86%	3.89%	3.92%	3.82%
Efficiency ratio (1)	56.32%	56.62%	58.03%	58.73%	59.01%
Core return on average assets (1)	1.31%	1.28%	1.29%	1.24%	1.25%
Core return on average common equity (1)	9.17%	8.91%	9.02%	8.75%	9.55%
Core return on tangible common equity (1)	14.56%	14.22%	14.45%	14.13%	15.05%
END OF PERIOD
Book value per share	$36.80	$36.69	$35.86	$35.35	$34.55
Tangible book value per share	23.97	23.80	23.43	22.84	21.97
Shares outstanding	31,279,401	31,267,614	30,415,980	30,324,499	30,278,432
Full-time equivalent employees	1,875	1,985	1,880	1,931	1,946
Total number of ATM's	186	186	174	185	182
Total number of financial centers	150	150	140	149	149

  (1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

  (2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2016	2016	2016	2016	2015
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$26,971	$23,429	$22,909	$23,481	$23,782
Non-core items
Accelerated vesting on retirement agreements	-	-	-	-	2,209
Gain from early retirement of trust preferred securities	-	-	-	(594)	-
Merger-related costs	2,846	1,524	372	93	1,237
Branch right-sizing	83	43	3,219	14	60
Tax effect (1)	(1,149)	(614)	(1,409)	191	(1,375)
Net non-core items	1,780	953	2,182	(296)	2,131
Core earnings (non-GAAP)	$28,751	$24,382	$25,091	$23,185	$25,913

Diluted earnings per share	$0.85	$0.76	$0.75	$0.77	$0.78
Non-core items
Accelerated vesting on retirement agreements	-	-	-	-	0.08
Gain from early retirement of trust preferred securities	-	-	-	(0.02)	-
Merger-related costs	0.09	0.05	0.01	-	0.05
Branch right-sizing	-	-	0.11	-	-
Tax effect (1)	(0.03)	(0.02)	(0.05)	0.01	(0.05)
Net non-core items	0.06	0.03	0.07	(0.01)	0.08
Core earnings (non-GAAP)	$0.91	$0.79	$0.82	$0.76	$0.86

YEAR-TO-DATE
Net Income	$96,790	$69,819	$46,390	$23,481	$74,107
Non-core items
Accelerated vesting on retirement agreements	-	-	-	-	2,209
Gain on sale of banking operations	-	-	-	-	(2,110)
Gain from early retirement of trust preferred securities	(594)	(594)	(594)	(594)	-
Loss on FDIC loss-share termination	-	-	-	-	7,476
Merger-related costs	4,835	1,989	465	93	13,760
Branch right-sizing	3,359	3,276	3,233	14	3,144
Tax effect (1)	(2,981)	(1,832)	(1,218)	191	(8,964)
Net non-core items	4,619	2,839	1,886	(296)	15,515
Core earnings (non-GAAP)	$101,409	$72,658	$48,276	$23,185	$89,622

Diluted earnings per share	$3.13	$2.28	$1.52	$0.77	$2.63
Non-core items
Accelerated vesting on retirement agreements	-	-	-	-	0.08
Gain on sale of banking operations	-	-	-	-	(0.07)
Gain from early retirement of trust preferred securities	(0.02)	(0.02)	(0.02)	(0.02)	-
Loss on FDIC loss-share termination	-	-	-	-	0.27
Merger-related costs	0.16	0.06	0.02	-	0.49
Branch right-sizing	0.11	0.11	0.11	-	0.11
Tax effect (1)	(0.10)	(0.06)	(0.04)	0.01	(0.33)
Net non-core items	0.15	0.09	0.07	(0.01)	0.55
Core earnings (non-GAAP)	$3.28	$2.37	$1.59	$0.76	$3.18

 (1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	2016	2016	2016	2016	2015
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total stockholders' equity	$1,151,111	$1,147,141	$1,090,711	$1,071,984	$1,076,855
Preferred stock	-	-	-	-	(30,852)
Total common stockholders' equity	1,151,111	1,147,141	1,090,711	1,071,984	1,046,003
Intangible assets:
Goodwill	(348,505)	(348,769)	(327,686)	(327,686)	(327,686)
Other intangible assets	(52,959)	(54,268)	(50,329)	(51,783)	(53,237)
Total intangibles	(401,464)	(403,037)	(378,015)	(379,469)	(380,923)
Tangible common stockholders' equity	$749,647	$744,104	$712,696	$692,515	$665,080

Total assets	$8,400,056	$8,226,992	$7,534,219	$7,536,953	$7,559,658
Intangible assets:
Goodwill	(348,505)	(348,769)	(327,686)	(327,686)	(327,686)
Other intangible assets	(52,959)	(54,268)	(50,329)	(51,783)	(53,237)
Total intangibles	(401,464)	(403,037)	(378,015)	(379,469)	(380,923)
Tangible assets	$7,998,592	$7,823,955	$7,156,204	$7,157,484	$7,178,735

Ratio of equity to assets	13.70%	13.94%	14.48%	14.22%	14.24%
Ratio of tangible common equity to tangible assets	9.37%	9.51%	9.96%	9.68%	9.26%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$35,462	$42,899	$38,294	$45,158	$55,702
Allowance for loan losses on acquired loans	954	954	954	954	954
Total credit discount and ALLL on acquired loans	$36,416	$43,853	$39,248	$46,112	$56,656
Total loans acquired	$1,342,099	$1,502,051	$1,327,683	$1,503,482	$1,729,557
Discount and ALLL on acquired loans to acquired loans	2.71%	2.92%	2.96%	3.07%	3.28%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$36,286	$34,094	$33,523	$32,681	$31,351
Total credit discount and ALLL on acquired loans	36,416	43,853	39,248	46,112	56,656
Total allowance and credit discount	$72,702	$77,947	$72,771	$78,793	$88,007
Total loans	$5,669,306	$5,445,140	$5,053,105	$4,976,173	$4,976,011
Total allowance and credit coverage	1.28%	1.43%	1.44%	1.58%	1.77%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$1,151,111	$1,147,141	$1,090,711	$1,071,984	$1,046,003
Intangible assets:
Goodwill	(348,505)	(348,769)	(327,686)	(327,686)	(327,686)
Other intangible assets	(52,959)	(54,268)	(50,329)	(51,783)	(53,237)
Total intangibles	(401,464)	(403,037)	(378,015)	(379,469)	(380,923)
Tangible common stockholders' equity	$749,647	$744,104	$712,696	$692,515	$665,080
Shares of common stock outstanding	31,279,401	31,267,614	30,415,980	30,324,499	30,278,432
Book value per common share	$36.80	$36.69	$35.86	$35.35	$34.55
Tangible book value per common share	$23.97	$23.80	$23.43	$22.84	$21.97

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	2016	2016	2016	2016	2015
($ in thousands)
Calculation of Core Return on Average Assets

Net income available to common stockholders	$26,971	$23,429	$22,909	$23,481	$23,782
Net non-core items, net of taxes, adjustment	1,780	953	2,182	(296)	2,131
Core earnings	$28,751	$24,382	$25,091	$23,185	$25,913

Average total assets	$8,308,458	$7,703,837	$7,522,133	$7,499,185	$7,550,569

Return on average assets	1.29%	1.21%	1.22%	1.26%	1.25%
Core return on average assets	1.38%	1.26%	1.34%	1.24%	1.36%

Calculation of Return on Tangible Common Equity

Net income available to common stockholders	$26,971	$23,429	$22,909	$23,481	$23,782
Amortization of intangibles, net of taxes	932	913	882	884	813
Total income available to common stockholders	$27,903	$24,342	$23,791	$24,365	$24,595

Net non-core items, net of taxes	1,780	953	2,182	(296)	2,131
Core earnings	28,751	24,382	25,091	23,185	25,913
Amortization of intangibles, net of taxes	932	913	882	884	813
Total core income available to common stockholders	$29,683	$25,295	$25,973	$24,069	$26,726

Average common stockholders' equity	$1,156,933	$1,114,252	$1,086,618	$1,065,296	$1,031,710
Average intangible assets:
Goodwill	(348,597)	(332,893)	(327,686)	(327,686)	(320,216)
Other intangibles	(53,646)	(50,893)	(51,043)	(52,498)	(44,302)
Total average intangibles	(402,243)	(383,786)	(378,729)	(380,184)	(364,518)
Average tangible common stockholders' equity	$754,690	$730,466	$707,889	$685,112	$667,192

Return on average common equity	9.27%	8.36%	8.48%	8.87%	9.15%
Return on tangible common equity	14.71%	13.26%	13.52%	14.30%	14.62%
Core return on average common equity	9.89%	8.71%	9.29%	8.75%	9.96%
Core return on tangible common equity	15.65%	13.78%	14.76%	14.13%	15.89%

Calculation of Efficiency Ratio (1)

Non-interest expense	$66,725	$62,434	$64,137	$61,789	$67,806
Non-core non-interest expense adjustment	(2,995)	(1,742)	(3,591)	(107)	(3,506)
Other real estate and foreclosure expense adjustment	(669)	(1,787)	(967)	(966)	(1,167)
Amortization of intangibles adjustment	(1,533)	(1,503)	(1,451)	(1,455)	(1,337)
Efficiency ratio numerator	$61,528	$57,402	$58,128	$59,261	$61,796

Net-interest income	$74,328	$68,063	$66,583	$70,232	$73,751
Non-interest income	36,115	36,876	36,888	29,503	28,649
Non-core non-interest income adjustment	(66)	(175)	-	(594)	-
Fully tax-equivalent adjustment	1,994	1,969	1,675	2,084	2,185
(Gain) loss on sale of securities	(1,445)	(315)	(3,759)	(329)	(305)
Efficiency ratio denominator	$110,926	$106,418	$101,387	$100,896	$104,280

Efficiency ratio (1)	55.47%	53.94%	57.33%	58.73%	59.26%

Calculation of Core Net Interest Margin

Net interest income	$74,328	$68,063	$66,583	$70,232	$73,751
Fully tax-equivalent adjustment	1,994	1,969	1,675	2,084	2,185
Fully tax-equivalent net interest income	76,322	70,032	68,258	72,316	75,936

Total accretable yield	(6,552)	(4,928)	(4,700)	(8,077)	(11,076)
Core net interest income	$69,770	$65,104	$63,558	$64,239	$64,860
Average earning assets	$7,373,236	$6,825,019	$6,625,642	$6,597,389	$6,652,486

Net interest margin	4.12%	4.08%	4.14%	4.41%	4.53%
Core net interest margin	3.76%	3.79%	3.86%	3.92%	3.87%

Calculation of Core Loan Yield

Loan interest income	$70,887	$65,078	$63,009	$66,678	$70,511
Total accretable yield	(6,552)	(4,928)	(4,700)	(8,077)	(11,076)
Core loan interest income	$64,335	$60,150	$58,309	$58,601	$59,435
Average loan balance	$5,484,918	$5,105,474	$4,957,888	$4,889,685	$4,868,283

Core loan yield	4.67%	4.69%	4.73%	4.82%	4.84%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	2016	2016	2016	2016	2015
($ in thousands)
Calculation of Core Return on Average Assets

Net income available to common stockholders	$96,790	$69,819	$46,390	$23,481	$74,107
Net non-core items, net of taxes, adjustment	4,619	2,839	1,886	(296)	15,515
Core earnings	$101,409	$72,658	$48,276	$23,185	$89,622

Average total assets	$7,760,233	$7,575,053	$7,510,657	$7,499,185	$7,164,788

Return on average assets	1.25%	1.23%	1.24%	1.26%	1.03%
Core return on average assets	1.31%	1.28%	1.29%	1.24%	1.25%

Calculation of Return on Tangible Common Equity

Net income available to common stockholders	$96,790	$69,819	$46,390	$23,481	$74,107
Amortization of intangibles, net of taxes	3,611	2,679	1,766	884	2,972
Total income available to common stockholders	$100,401	$72,498	$48,156	$24,365	$77,079

Net non-core items, net of taxes	4,619	2,839	1,886	(296)	15,515
Core earnings	101,409	72,658	48,276	23,185	89,622
Amortization of intangibles, net of taxes	3,611	2,679	1,766	884	2,972
Total core income available to common stockholders	$105,020	$75,337	$50,042	$24,069	$92,594

Average common stockholders' equity	$1,105,775	$1,088,723	$1,075,957	$1,065,296	$938,521
Average intangible assets:
Goodwill	(332,974)	(329,422)	(327,686)	(327,686)	(281,133)
Other intangibles	(51,710)	(51,478)	(51,771)	(52,498)	(42,104)
Total average intangibles	(384,684)	(380,900)	(379,457)	(380,184)	(323,237)
Average tangible common stockholders' equity	$721,091	$707,823	$696,500	$685,112	$615,284

Return on average common equity	8.75%	8.57%	8.67%	8.87%	7.90%
Return on tangible common equity	13.92%	13.68%	13.90%	14.30%	12.53%
Core return on average common equity	9.17%	8.91%	9.02%	8.75%	9.55%
Core return on tangible common equity	14.56%	14.22%	14.45%	14.13%	15.05%

Calculation of Efficiency Ratio (1)

Non-interest expense	$255,085	$188,360	$125,931	$61,789	$256,970
Non-core non-interest expense adjustment	(8,435)	(5,440)	(3,698)	(107)	(18,747)
Other real estate and foreclosure expense adjustment	(4,389)	(3,720)	(1,934)	(966)	(4,861)
Amortization of intangibles adjustment	(5,942)	(4,409)	(2,906)	(1,455)	(4,889)
Efficiency ratio numerator	$236,319	$174,791	$117,393	$59,261	$228,473

Net-interest income	$279,206	$204,878	$136,814	$70,232	$278,595
Non-interest income	139,382	103,267	66,397	29,503	94,661
Non-core non-interest income adjustment	(835)	(769)	(594)	(594)	5,731
Fully tax-equivalent adjustment	7,722	5,728	3,759	2,084	8,517
(Gain) loss on sale of securities	(5,848)	(4,403)	(4,088)	(329)	(307)
Efficiency ratio denominator	$419,627	$308,701	$202,288	$100,896	$387,197

Efficiency ratio (1)	56.32%	56.62%	58.03%	58.73%	59.01%

Calculation of Core Net Interest Margin

Net interest income	$279,206	$204,878	$136,814	$70,232	$278,595
Fully tax-equivalent adjustment	7,722	5,728	3,759	2,084	8,517
Fully tax-equivalent net interest income	286,928	210,606	140,573	72,316	287,112

Total accretable yield	(24,257)	(17,705)	(12,777)	(8,077)	(46,131)
Core net interest income	$262,671	$192,901	$127,796	$64,239	$240,981
Average earning assets	$6,855,322	$6,682,683	$6,611,516	$6,597,389	$6,305,966

Net interest margin	4.19%	4.21%	4.28%	4.41%	4.55%
Core net interest margin	3.83%	3.86%	3.89%	3.92%	3.82%

Calculation of Core Loan Yield

Loan interest income	$265,652	$194,765	$129,688	$66,678	$268,367
Total accretable yield	(24,257)	(17,705)	(12,777)	(8,077)	(46,131)
Core loan interest income	$241,395	$177,060	$116,911	$58,601	$222,236
Average loan balance	$5,109,492	$4,984,349	$4,923,787	$4,889,685	$4,434,074

Core loan yield	4.72%	4.75%	4.77%	4.82%	5.01%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.